UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 23, 2015

OMEGA HEALTHCARE INVESTORS, INC.
(Exact name of registrant as specified in charter)

Maryland	1-11316	38-3041398
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 International Circle
 Suite 3500
Hunt Valley, Maryland 21030
(Address of principal executive offices / Zip Code)

(410) 427-1700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒Written communications pursuant to Rule 425 under the Securities Act.

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 2.02                 Results of Operations and Financial Condition.

On February 23, 2015, Omega Healthcare Investors, Inc. (“Omega”) issued a press release regarding its financial results for the quarter ended December 31, 2014.  Omega’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

The information in this Item 2.02 of this Current Report on Form 8-K and the Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01                 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.                           Description of Exhibit

99.1                           Press Release dated February 23, 2015

Additional Information

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed acquisition of Aviv REIT, Inc., on January 5, 2015, Omega filed a registration statement on Form S-4, as amended with the SEC, which includes the preliminary joint proxy statement of Omega and Aviv and which also constitutes a preliminary prospectus of Omega. The information in the preliminary joint proxy statement/prospectus is not complete and may be changed. The definitive joint proxy statement/prospectus will be mailed to stockholders of Omega and Aviv after the registration statement is declared effective by the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the registration statement and joint proxy statement/prospectus, as well as other documents filed by Omega and Aviv, at the SEC’s website (www.sec.gov). Those documents, as well as Omega’s other public filings with the SEC, may be obtained without charge at Omega’s website at www.omegahealthcare.com. In addition, copies of the definitive proxy statement/prospectus, as well as Aviv’s other public filings with the SEC, may be obtained without charge at Aviv’s website at www.avivreit.com.

Omega, Aviv, their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Omega’s directors and executive officers is available in its proxy statement for its 2014 annual meeting of stockholders, filed with the SEC by Omega on April 29, 2014, and information regarding Aviv’s directors and executive officers is available in its proxy statement for its 2014 annual meeting of stockholders, filed with the SEC by Aviv on April 15, 2014. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the registration statement and the joint proxy statement/prospectus (or will be contained in any amendments or supplements thereto and in other relevant materials to be filed with the SEC, when they become available). These documents can be obtained free of charge from the sources indicated above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMEGA HEALTHCARE INVESTORS, INC.
(Registrant)

Dated:  February 23, 2015                                                                By: /s/ Robert O. Stephenson
Robert O. Stephenson
Treasurer and Chief Financial Officer

Exhibit Index

Exhibit No.                           Description of Exhibit

99.1                           Press Release dated February 23, 2015